UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22899

CG Funds Trust
(Exact name of registrant as specified in charter)

733 Third Avenue, 24th Floor
New York, NY  10017
 (Address of principal executive offices) (Zip code)

Robert P. Morse, President & Chief Executive Officer
CG Funds Trust
733 Third Avenue, 24th Floor
New York, NY  10017
 (Name and address of agent for service)

(855) 460-2838
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2015

Date of reporting period:  April 30, 2015

Item 1. Report to Stockholders.

CG Funds Trust

CG
Core Balanced Fund

Investor Class: CGBFX
(not currently offered)

Institutional Class: CGBNX

SEMI-ANNUAL REPORT
APRIL 30, 2015

CG CORE BALANCED FUND
SHAREHOLDER LETTER

Dear Shareholder,

For the six months ended April 30, 2015 your Fund realized a return of +3.54% compared to +3.01% for the Morningstar Moderate Allocation category which is composed of equities and fixed income securities.  The Fund also kept pace with its benchmark (60% Russell 1000 Index and 40% Barclays Capital Intermediate Government Credit Index), which returned +3.56% for this period.

During the six months ended April 30, 2015, our best performing investments were: Ambarella, Inc. +67.5%; Mylan N.V. +58.8%; NXP Semiconductors N.V. +40.5%; Blackstone Group L.P. +36.8% and Amazon.com, Inc. +30.8%

While short term predictions can change, we believe 2015 could be a relatively good year for investors if the Federal Reserve avoids pre-emptive monetary contraction.  The declining deficit and greater tax revenues, the high dollar and the deflated energy prices have restrained any meaningful inflation pressures and eliminated the need to have the Federal Reserve sponsor higher interest rates.

Janet Yellen’s Federal Reserve Board has been experimenting with various techniques to attempt to influence the yield curve. This has the effect of restraining speculation. The conundrum between monetary inflation and structural deflation is the major reason for global commodity and currency volatility.  The dollar has likely peaked for this cycle.  Monetary officials can’t seem to keep their desires to interfere under control.  New techniques may be effective in restraining upward bound P/E expansion and keep a lid on speculative activity, a good sign for longer term investment performance objectives. We believe US equities should continue to benefit from circumstances and events, and the US Gross Domestic Product (“GDP”) should resume the 2.5% moderate trajectory for the foreseeable future and enjoy another positive year. In our opinion, bond investors concerned about much higher interest rates should have little to worry about for the next 12 to 18 months or longer.

Should you have any questions, please feel free to call us.

June 1, 2015

Sincerely,

Robert P. Morse
President

Past performance is not a guarantee of future results.

This report must be preceded or accompanied by a Prospectus.

Opinions expressed as those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings please refer to the Schedule of Investments included in this report.

CG CORE BALANCED FUND
SHAREHOLDER LETTER (continued)

Moderate Allocation: Moderate-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.

Price-Earnings (P/E) Ratio: A valuation ratio of a company’s current share price compared to its per share earnings.

Each Morningstar Category Average is representative of Funds with similar investment objectives.

The Barclays Capital Intermediate Government Credit Index measures the performance of short to intermediate (1-10 year) government and corporate fixed rate debt issues and is an unmanaged index and includes fixed rate debt issues rated investment grade or higher.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. It is not possible to invest directly in an index.

©2015. Morningstar Research Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The CG Core Balanced Fund is distributed by Quasar Distributors, LLC.

CG CORE BALANCED FUND
SCHEDULE OF INVESTMENTS
April 30, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS – 84.4%
Aerospace – 3.4%
Boeing Co.	200	$28,668
Lockheed Martin Corp.	150	27,990
		56,658
Airlines – 4.1%
Alaska Air Group, Inc.	500	32,030
Delta Air Lines, Inc.	800	35,712
		67,742
Beverages – 1.7%
Monster Beverage Corp. (a)	200	27,422

Biotechnology – 9.9%
Alexion Pharmaceuticals, Inc. (a)	150	25,384
Celgene Corp. (a)	250	27,015
Gilead Sciences, Inc. (a)	400	40,204
Jazz Pharmaceuticals (a)(b)	200	35,740
Regeneron
Pharmaceuticals, Inc. (a)	80	36,597
		164,940
Building & Construction – 1.8%
D.R. Horton, Inc.	1,200	30,480

Chemicals – 2.5%
LyondellBasell
Industries NV – Class A (b)	400	41,408

Drugs – 5.4%
Mylan NV (a)(b)	800	57,808
United Therapeutics Corp. (a)	200	31,938
		89,746
Energy – 1.5%
EOG Resources, Inc.	250	24,737

Energy Equipment & Services – 1.0%
Schlumberger Ltd. (b)	175	16,557

Financial Services – 4.5%
Noah Holdings Ltd. – ADR (a)(b)	1,000	33,890
The Blackstone Group LP	1,000	40,960
		74,850
Food & Staples Retailing – 1.8%
CVS Caremark Corp.	300	29,787

Health Care Information Services – 1.3%
Veeva Systems, Inc. – Class A (a)	800	21,240

Health Care Services – 1.8%
Johnson & Johnson	300	29,760

Internet Software & Services – 7.8%
Facebook, Inc. – Class A (a)	300	23,631
Paychex, Inc.	600	29,034
Shutterfly, Inc. (a)	500	22,380
Synchronoss
Technologies, Inc. (a)	500	22,940
Twitter, Inc. (a)	800	31,168
		129,153
Machinery – 2.9%
Cummins, Inc.	180	24,887
Deere & Co.	250	22,630
		47,517
Media – 2.0%
Walt Disney Co.	300	32,616

Medical Laboratories & Research – 1.9%
Thermo Fisher Scientific, Inc.	250	31,420

Real Estate – 2.3%
CBRE Group, Inc. – Class A (a)	1,000	38,340

Rental & Leasing Services – 1.7%
Ryder System, Inc.	300	28,608

Retail – 10.5%
Home Depot, Inc.	200	21,396
Nike, Inc. – Class B	300	29,652
Nordstrom, Inc.	350	26,446
Restoration Hardware
Holdings, Inc. (a)	400	34,468
TJX Companies, Inc.	400	25,816
VF Corp.	500	36,215
		173,993
Semiconductors – 10.0%
Ambarella, Inc. (a)(b)	500	36,575
InvenSense, Inc. (a)	1,200	17,904
Micron Technology, Inc. (a)	1,000	28,130
NXP Semiconductors NV (a)(b)	600	57,672
Qorvo, Inc. (a)	400	26,364
		166,645

The accompanying notes are an integral part of these financial statements.

CG CORE BALANCED FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS – 84.4% (continued)
Services – 4.6%
Amazon.com, Inc. (a)	100	$42,178
FedEx Corp.	200	33,914
		76,092
TOTAL COMMON STOCKS
(Cost $1,264,150)		$1,399,711

PREFERRED STOCKS – 7.1%
Financial Services – 2.8%
JPMorgan Chase
& Co., Series T, 6.700%	800	21,480
Royal Bank of Scotland Group PLC,
Series P, 6.250% (b)	1,000	24,800
		46,280
Insurance – 4.3%
Aegon NV, 6.375% (b)	1,000	25,440
MetLife, Inc., Series B, 6.500%	800	20,544
PartnerRe Ltd.,
Series D, 6.500% (b)	1,000	25,430
		71,414
TOTAL PREFERRED STOCKS
(Cost $114,601)		$117,694

CLOSED-END FUND – 1.3%
Eaton Vance Floating
Rate Income Trust
TOTAL CLOSED-END FUND
(Cost $22,276)	1,500	$22,155

SHORT TERM INVESTMENT – 6.5%
First American Prime Obligations
Fund, Class Z, 0.016% (c)
TOTAL SHORT TERM
INVESTMENT
(Cost $106,689)	106,689	$106,689
TOTAL INVESTMENTS
(Cost $1,507,716) – 99.3%		$1,646,249
Other Assets in Excess
of Liabilities – 0.7%		11,533
TOTAL NET
ASSETS – 100.0%		$1,657,782

Percentages are stated as a percent of net assets.
(a)	Non-income producing security
(b)	Foreign Domiciled
(c)	Variable Rate Security – the rate shown is the annualized seven-day effective yield as of April 30, 2015.
ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

CG CORE BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2015 (Unaudited)

ASSETS:
Investments, at value (cost $1,507,716)	$1,646,249
Cash	42
Dividends receivable	1,481
Expense waiver/reimbursement
due from Adviser (Note 4)	13,719
Prepaid expenses	25,232
Total Assets	1,686,723

LIABILITIES:
Accrued expenses and other payables	28,941
Total Liabilities	28,941
NET ASSETS	$1,657,782

NET ASSETS CONSIST OF:
Capital stock	$1,581,116
Net unrealized appreciation
on investments	138,533
Undistributed net investment income	942
Accumulated net realized
loss on investments	(62,809)
TOTAL NET ASSETS	$1,657,782

Institutional Class Shares:
Net Assets	$1,657,782
Shares issued and outstanding(1)	152,864
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE	$10.84

(1)  Unlimited shares authorized, with no par value.

CG CORE BALANCED FUND
STATEMENT OF OPERATIONS
For the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income	$17,158
Less: Foreign taxes withheld	(7)
Total investment income	17,151

EXPENSES:
Administration and fund
accounting fees	37,728
Federal and state registration fees	14,307
Transfer agent fees and expenses	13,140
Professional fees	7,760
Insurance expense	6,697
Investment advisory fees (Note 4)	5,659
Compliance fees	3,982
Custody fees	3,436
Reports to shareholders	1,267
Other expenses	905
Trustees’ fees and expenses	409
Total expenses before
expense waiver/reimbursement	95,290
Expenses waived/reimbursed
by Adviser (Note 4)	(87,744)
Net expenses	7,546
NET INVESTMENT INCOME	9,605

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized loss on
investment transactions	(39,949)
Change in unrealized
appreciation on investments	79,835
Net realized and unrealized
gain (loss) on investments	39,886
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$49,491

The accompanying notes are an integral part of these financial statements.

CG CORE BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	For the Period
	April 30, 2015	Inception(1) through
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment income	$9,605	$1,786
Net realized loss on investment transactions	(39,949)	(23,231)
Change in unrealized appreciation on investments	79,835	58,698
Net increase in net assets resulting from operations	49,491	37,253

CAPITAL SHARE TRANSACTIONS:
Investor Class(2):
Proceeds from shares sold	—	394,829
Proceeds from reinvestment of distributions	—	—
Cost of shares exchanged for Institutional Class shares(2)	—	(5,180)
Payments for shares redeemed	—	(409,265)
Decrease in net assets from Investor Class transactions	—	(19,616)

Institutional Class:
Proceeds from shares sold	404,078	1,291,000
Cost of shares issued in exchange for Investor Class shares(2)	—	5,180
Proceeds from reinvestment of distributions	10,078	—
Payments for shares redeemed	(109,604)	—
Increase in net assets from Institutional Class transactions	304,552	1,296,180
Net increase in net assets from capital share transactions	304,552	1,276,564

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	—	—
Institutional Class	(10,078)	—
From net realized gains:
Investor Class	—	—
Institutional Class	—	—
Total distributions to shareholders	(10,078)	—
TOTAL INCREASE IN NET ASSETS	343,965	1,313,817

NET ASSETS:
Beginning of period	1,313,817	—
End of period	$1,657,782	$1,313,817
UNDISTRIBUTED NET INVESTMENT INCOME	$942	$1,415

(1)	Inception date of the Fund was December 31, 2013.
(2)	Effective September 19, 2014, the Investor Class was closed.

The accompanying notes are an integral part of these financial statements.

CG CORE BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2015 (Unaudited)

1.	Organization

   CG Funds Trust, formerly known as Capital Guardian Funds Trust, (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated October 28, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The CG Core Balanced Fund, formerly known as Capital Guardian Core Balanced Fund, (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to produce growth of capital, with a secondary objective of realization of current income through the receipt of interest or dividends. The Fund commenced operations on December 31, 2013.  The Fund currently offers an Institutional Class of shares. The Investor Class shares are not currently available for purchase. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.	Significant Accounting Policies

   The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund intends to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the period ended April 30, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended April 30, 2015, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

   The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	Securities Valuation

   The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

CG CORE BALANCED FUND
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 2015 (Unaudited)

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

   Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, Exchange-Traded Funds (“ETFs”) and real estate investment trusts (“REITS”), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Fixed Income Securities – Fixed Income securities consist primarily of investment grade preferred stock, corporate bonds and U.S. government agency securities.  Preferred stock primarily traded on a national securities exchange will be valued and classified within the fair value hierarchy following the same procedures outlined under Equity Securities above.  Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in Level 2 of the fair value hierarchy.  U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and/or valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

  Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of April 30, 2015:

				Total
	Level 1	Level 2	Level 3	Value
Common Stocks*	$1,399,711	$—	$—	$1,399,711
Preferred Stocks	117,694	—	—	117,694
Closed-End Fund	22,155	—	—	22,155
Short Term
Investment	106,689	—	—	106,689
	$1,646,249	$—	$—	$1,646,249

* Please refer to the Schedule of Investments for further industry breakout.

CG CORE BALANCED FUND
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 2015 (Unaudited)

   Transfers between levels are recognized at the end of the reporting period.  During the period ended April 30, 2015, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the industry classification of investments.

4.	Agreements

  The Trust has an agreement with Wall Street Management Corporation (“WSMC”, the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

   The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.00% of average daily net assets of the Fund’s Institutional Class shares, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursements occurred. The Operating Expense Limitation Agreement will be in effect through at least February 28, 2025.  Prior to February 28, 2025, this Operating Expense Limitation Agreement cannot be terminated.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
10/31/18	$ 87,744
10/31/17	220,830

    Prior to April 27, 2015, CG Asset Management LLC (“CGAM”) served as investment adviser to the Fund and WSMC served as the sub-adviser. The sub-adviser fees were paid by CGAM. The terms of the investment advisory agreement, including an operating expense limitation agreement, with CGAM were substantially similar to the provisions of the current Investment Advisory Agreement and Operating Expense Limitation Agreement. In particular, under the operating expense limitation agreement with CGAM, CGAM retained the right to receive reimbursement for fee reductions and/or expense payments made while CGAM served as investment adviser for a period of three years from the time that such fee reductions and/or expense payments were made.

5.	Distribution Costs

   The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. Effective September 19, 2014, the Plan was suspended due to the closing of the Investor Class. The Plan permitted the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursements for distribution and service activities.

6.	Shares of Common Stock

   Transactions in shares of common stock were as follows:

	Six Months	For the Period
	Ended	Inception(1)
	April 30, 2015	through
	(Unaudited)	10/31/2014
Investor Class:
Shares sold	—	39,552
Shares issued to holders in
reinvestment of dividends	—	—
Shares redeemed in
exchange for Institutional
Class Shares (Note 1)	—	(500)
Shares redeemed	—	(39,052)
Net increase in
Investor Class shares	—	—
Institutional Class:
Shares sold	37,348	124,150
Shares issued in exchange
for Investor Class
Shares (Note 1)	—	498
Shares issued to holders in
reinvestment of dividends	932	—
Shares redeemed	(10,064)	—
Net increase in
Institutional Class shares	28,216	124,648
Net increase in
shares outstanding	28,216	124,648

(1)  Inception date of the Fund was December 31, 2013

CG CORE BALANCED FUND
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 2015 (Unaudited)

7.	Investment Transactions

  The aggregate purchases and sales of securities for the period ended April 30, 2015, excluding short-term investments, were $1,054,401 and $701,574, respectively.  There were no purchases or sales of long-term U.S. government securities.

8.	Income Tax Information

   As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Cost of Investments	$1,326,484
Gross unrealized appreciation	$86,884
Gross unrealized depreciation	(28,900)
Net unrealized appreciation	$57,984
Undistributed ordinary income	$1,415
Undistributed long-term capital gain	$1,415
Total distributable earnings	$(22,146)
Total accumulated earnings	$37,253

   The cost of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

   As of October 31, 2014, the Fund had $22,146 in short-term capital loss carryovers, which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2014 the Fund did not defer any late year losses.

   The tax character of distributions paid during the six months ended April 30, 2015 were as follows:

Ordinary	Long Term
Income	Capital Gains	Total
$10,078	$ —	$10,078

9.	Control Ownership

   The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of April 30, 2015, Charles Schwab & Company, for the benefit of its customers, owned 100%.

10.	Guarantees and Indemnifications

   In the normal course of business, the Fund enters into contracts with its service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

CG CORE BALANCED FUND
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout the period.

	Six Months Ended		For the Period
	April 30, 2015		Inception through
	(Unaudited)		October 31, 2014(1)
Institutional Class

Per Share Data:
Net asset value, beginning of period	$10.54		$10.00

Income from investment operations:
Net investment income(2)	0.07		0.01
Net realized and unrealized gains on investments	0.30		0.53
Total from investment operations	0.37		0.54

Less distributions from:
Net investment income	(0.07)		—
Net realized gains on investments	—		—
Total distributions	(0.07)		—
Net asset value, end of period	$10.84		$10.54

Total return	3.54	%(3)	5.40	%(3)

Supplemental data and ratios:
Net assets, end of period (000’s)	$1,658		$1,314
Ratio of operating expenses to average net assets, before waiver/reimbursements	12.63	%(4)	39.24	%(4)
Ratio of operating expenses to average net assets,
net of waiver/reimbursementreimbursement	1.00	%(4)	1.00	%(4)
Ratio of net investment income (loss) to average net assets,
before waivers/reimbursements	(10.36	)%(4)	(37.80	)%(4)
Ratio of net investment income (loss) to average net assets,
net of waiver/reimbursement	1.27	%(4)	0.44	%(4)
Portfolio turnover rate	48.76	%(3)	83.53	%(3)
__________

(1)	Inception date of the Fund was December 31, 2013.
(2)	Net investment gain (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

CG CORE BALANCED FUND
EXPENSE EXAMPLE
For the Period Ended April 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period(1)
	Value	Value	(11/1/14 to
	(11/1/14)	(4/30/15)	4/30/15)
Institutional Class
Actual(2)	$1,000.00	$1,035.40	$5.05
Institutional Class
Hypothetical
(5% return
before expenses)	1,000.00	1,019.84	5.01

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.00% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended April 30, 2015 of 3.54%.

CG CORE BALANCED FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
April 30, 2015 (Unaudited)

CG CORE BALANCED FUND
ADDITIONAL INFORMATION
April 30, 2015 (Unaudited)

Approval of Investment Advisory Agreement

On March 19, 2015, the Board of Trustees, including each of the Independent Trustees, of CG Funds Trust (the “Trust”) approved the investment advisory agreement (the “New Investment Advisory Agreement”) with Wall Street Management Corporation (“WSMC”) with respect to CG Core Balanced Fund (the “Fund”).  The Board reviewed the current investment advisory arrangement (the “Prior Investment Advisory Agreement”), whereby CG Asset Management LLC (“CGAM”) served as the investment adviser and WSMC served as the investment sub-adviser, and noted that CGAM indicated that the adviser/sub-adviser structure did not provide the anticipated benefits to the Fund and proposed that WSMC replace CGAM as the Fund’s investment adviser.  In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund.  The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by the Fund’s current investment adviser, CGAM, and  compared the quality of these services to the quality of services expected to be provided to the Fund with WSMC as the named investment adviser going forward; (2) the performance of the Fund while managed by CGAM; (3) the fact that the terms of the New Investment Advisory Agreement are identical to the terms of the Prior Investment Advisory Agreement; (4) the fact that WSMC is retaining the Fund’s current portfolio manager to continue managing the Fund as its portfolio manager; and (5) the fact that the fee structure under the New Investment Advisory Agreement would be identical to the fee structure under the Prior Investment Advisory Agreement and that WSMC has agreed to maintain the Fund’s current expense limitation agreement.

The Board evaluated the New Investment Advisory Agreement in light of this information and considered the following material factors in its deliberations as to whether to approve the New Investment Advisory Agreement:

Nature, Extent and Quality of Services Provided to the Fund.  The Board discussed the nature, extent and quality of WSMC’s overall services to be provided to the Fund.  The Board evaluated the quality and stability of the staff committed to WMSC’s portfolio management responsibilities.  The Board considered WSMC’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the Fund’s portfolio manager and other key personnel at WSMC.  The Board considered the fact that Mr. Morse would continue as portfolio manager.  The Board also considered the structure of WSMC’s compliance policies and procedures and Code of Ethics, and noted that many, if not all, of the compliance policies and procedures and Code of Ethics were substantially similar to those of CGAM.  After reviewing WSMC’s compliance policies and procedures with respect to the Fund, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws.  The Board evaluated WSMC’s financial condition noting that it appeared to be sufficiently capitalized to operate the Fund.  The Board concluded that WSMC had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the proposed New Investment Advisory Agreement, and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory.

Costs of Services Provided and Profits Realized by WSMC.  The Board examined the fee and expense information for the Fund, including a comparison of such information to other mutual funds in their respective Morningstar category.  The Board next considered the contractual management fees and total expense ratio of the Fund, noting that the management fee and total expense ratio under the New Investment Advisory Agreement would be identical to those currently in place under the Prior Investment Advisory Agreement.  The Board noted that the Fund’s net expense ratio was not going to increase from current levels.  The Board also noted that WSMC has contractually agreed until at least February 28, 2025 to waive its advisory fee and/or reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed the Fund’s current expense limitation, similar to CGAM.  Based on the information provided, the Board concluded that the amount of advisory fees that the Fund currently pays, and will pay under the New Investment Advisory Agreement, to WSMC, is reasonable in light of the nature and quality of the services provided.  The Trustees also concluded that WSMC’s service relationship with the Fund will not initially be profitable.

CG CORE BALANCED FUND
ADDITIONAL INFORMATION (continued)
April 30, 2015 (Unaudited)

Approval of Investment Advisory Agreement (continued)

Economies of Scale and Fee Levels Reflecting Those Economies.  In considering the overall fairness of the proposed New Investment Advisory Agreement, the Board assessed the degree to which economies of scale would be expected to be realized if the Fund’s assets increase as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders.  The Board determined that the fee schedule in the New Investment Advisory Agreement is reasonable and appropriate and that breakpoints in the fee schedule are unnecessary based on the current level of the Fund’s assets.

Other Benefits to WSMC.  The Board considered any fall-out benefits to WSMC noting that WSMC did not intend to use an affiliated broker-dealer to perform trading for the Fund.  The Board noted that the Fund would continue its existing practice, which allows the use of soft dollar arrangements within the principles set out in Section 28(e) of the Securities Exchange Act of 1934, as amended, and that research services furnished by broker-dealers as a result of such arrangements may be beneficial to WSMC and its other clients, as well as the Fund.  The Board also considered that conversely, the Fund may benefit from research services obtained by WSMC from the placement of portfolio brokerage of other clients.  The Board further noted that other expected benefits include providing continuity in the management of the Fund, including retaining current personnel and maintaining the current relationships with third-party service providers to the Fund.

No single factor was determinative of the Board’s decision to approve the New Investment Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with WSMC, including the advisory fee, were fair and reasonable.  After full consideration of the above factors, the Board, including all of the Independent Trustees, concluded that the New Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

CG CORE BALANCED FUND
ADDITIONAL INFORMATION (continued)
April 30, 2015 (Unaudited)

Results of Special Shareholder Meeting
A special meeting of the shareholders of the Fund was held on April 27, 2015, for shareholders on record as of March 20, 2015, to vote on the following proposal, the results of which are shown below.

1.  To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and WSMC.

For	Against	Withheld
127,730	0	14,603

Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-855-460-2838 or by accessing the Fund’s website at www.cgfundstrust.com and the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov, or by calling the Fund at 1-855-460-2838.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund will make its portfolio holdings information publicly available by posting the information at www.cgfundstrust.com on a monthly basis.

Change in Investment Adviser
At a meeting held on March 19, 2015, the Fund’s Board of Trustees approved an investment advisory agreement with WSMC on behalf of the Fund, subject to shareholder approval.  At a special meeting held on April 27, 2015, Fund shareholders approved the investment advisory agreement.  There are no significant changes, including advisory fees, between the previous investment advisory agreement with CGAM and the new investment advisory agreement with WSMC.  The same management team will continue to manage the Fund.

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

We recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

•    Account applications and other required forms

•    Written, oral, electronic or telephonic communications, and

•   Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard nonpublic personal information of our customers.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

INVESTMENT ADVISER:
Wall Street Management Corporation
733 Third Avenue, 24th Floor
New York, New York 10017

TRUSTEES:
Robert P. Morse, Chairman
James L. Farrell, Ph.D.
Harlan K. Ullman, Ph.D.
Amb. Kurt D. Volker

PRINCIPAL OFFICERS:
Robert P. Morse, President & Chief Executive Officer
Michael R. Linburn, Executive Vice President,
  Secretary & Chief Compliance Officer
Jian H.Wang, Executive Vice President & Treasurer
I. Andrew McLaughlin, Executive Vice President

PRINCIPAL UNDERWRITER:
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN:
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT,
AND DIVIDEND PAYING AGENT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL:
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CG CORE BALANCED FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-460-2838 (toll free)
http://www.cgfundstrust.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                CG Funds Trust

By (Signature and Title)*        /s/Robert P. Morse
Robert P. Morse, President & Chief Executive Officer

Date     June 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Robert P. Morse
Robert P. Morse, President & Chief Executive Officer

Date     June 29, 2015

By (Signature and Title)*        /s/Jian H. Wang
Jian H. Wang, Treasurer

Date     June 29, 2015

* Print the name and title of each signing officer under his or her signature.